SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 5, 2003
                                                --------------------------------


                               Chase Funding, Inc.
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             (Exact name of registrant as specified in its charter)



New York                               333-106428                   13-3840732
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                                 08837
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are certain Collateral Term Sheets (as defined in the no action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to Chase Funding, Inc. (the "Company") by J.P. Morgan Securities Inc. (the "Underwriter") in respect of certain classes of the Company's proposed offering of the Chase Funding Loan Acquisition Trust, Multi-Class Mortgage Pass-Through Certificates, Series 2003-C2 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-106428) (the "Registration Statement"). The Company hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------------                   -----------

            (99)                                Collateral Term Sheets
                                                prepared by J.P. Morgan
                                                Securities Inc. in connection
                                                with certain classes of the
                                                Chase Funding Loan
                                                Acquisition Trust,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-C2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.



December 8, 2003
                                          By:  /s/ Eileen Lindblom
                                               -------------------------
                                                 Eileen Lindblom
                                                 Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                              Paper (P) or
Exhibit No.             Description                           Electronic (E)
-----------             -----------                           ---------------

 (99)                   Collateral Term Sheets prepared            (E)
                        by J.P. Morgan Securities Inc. in
                        connection with certain classes of
                        the Chase Funding Loan Acquisition
                        Trust, Multi-Class Mortgage
                        Pass-Through Certificates,
                        Series 2003-C2.